UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

GREAT-WEST FUNDS, INC.

(Name of Registrant as specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Great-West International Index Fund	Great-West S&P Mid Cap 400® Index Fund
Great-West Real Estate Index Fund	Great-West S&P Small Cap 600® Index Fund
Great-West S&P 500® Index Fund	Great-West Stock Index Fund

(the “Fund(s)”)

January 28, 2016

Dear Shareholder,

We are writing to inform you of the upcoming special meeting of shareholders of the Funds to vote on an important matter affecting your Fund. The meeting will be held on April 4, 2016 at 8515 East Orchard Road, Greenwood Village, Colorado 80111 at 10 a.m. Mountain Time.

We are asking shareholders to approve a new investment sub-advisory agreement among Great-West Capital Management, LLC, Irish Life Investment Managers Limited, and Great-West Funds, Inc. (“Great-West Funds”) with respect to each Fund. The question and answer section that follows discusses the proposal. The proxy statement itself provides greater detail about the proposal. The Board of Directors of Great-West Funds recommends that you read the enclosed materials carefully and vote FOR the proposal.

You may vote in person at the meeting or choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting):

•	Mail: Complete and return the enclosed proxy card.
•	Internet: Access the website shown on your proxy card and follow the online instructions.
•	Telephone: Call the toll-free number shown on your proxy card and follow the recorded instructions.

Thank you for your response and your continued investment in Great-West Funds.

Sincerely,

/s/ Edmund F. Murphy III
Edmund F. Murphy III
President & Chief Executive Officer
Great-West Funds, Inc.

Important Information for Fund Shareholders

Great-West International Index Fund	Great-West S&P Mid Cap 400® Index Fund
Great-West Real Estate Index Fund	Great-West S&P Small Cap 600® Index Fund
Great-West S&P 500® Index Fund	Great-West Stock Index Fund

(the “Fund(s)”)

At a special meeting of shareholders of the Funds, you will be asked to vote upon an important change affecting your Fund. The purpose of the special meeting is to seek your vote on a new investment sub-advisory agreement among Great-West Capital Management, LLC (“GWCM”), Irish Life Investment Managers Limited (“ILIM”), and Great-West Funds, Inc. (“Great-West Funds”) with respect to each Fund.

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided the following brief overview of the matter to be voted on.

Q.	Why am I being asked to approve a new investment sub-advisory agreement?

A.

Great-West Funds is proposing to replace the sub-adviser for your Fund. Because the proposed sub-adviser, ILIM, is an affiliate of GWCM, the investment sub-advisory agreement with ILIM must be approved by shareholders.

Q.	Why is ILIM being proposed as a sub-adviser to the Funds?

A.

Each Fund seeks investment results that track either the total return of the common stocks or publicly traded equity real estate investment trusts that comprise the Fund’s benchmark index. ILIM is a global investment management firm with over $56.9 billion in assets under management as of December 31, 2015 and total indexed assets under management of $37 billion as of December 31, 2015. ILIM is an index manager in Europe, earning European Pensions’ Passive Manager of the Year Award in 2014. ILIM has substantial experience in managing sub-advisory relationships for indexation on behalf of international clients.

Q.	How would the new investment sub-advisory agreement affect my investment in a Fund and the fees and expenses I pay as a shareholder of the Fund?

A.

The implementation of the new investment sub-advisory agreement will not affect your investment in your Fund. You will still own the same number of shares in the Fund and the value of your investment will not change as a result of the implementation of the new investment sub-advisory agreement.

The overall fees and expenses that you pay as a shareholder of a Fund will not increase as a result of the implementation of the new investment sub-advisory agreement. The Funds will not bear any portion of the costs associated with the proxy statement.

Q.	What will happen if the new investment sub-advisory agreement is not approved by the shareholders?

A.

If shareholders of a Fund do not approve the new investment sub-advisory agreement, the Board of Directors will take such further action as it deems in the best interests of the shareholders of the Fund, which may include resubmitting the proposal to shareholders or determining not to pursue use of ILIM as a sub-adviser.

Q.	Who is eligible to vote for the proposal?

A.	Any person who owned shares of a Fund (directly or beneficially) on the “record date,” which is January 5, 2016 (even if that person has since sold those shares), is eligible to vote.

Q.	Whom do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the proxy information line toll-free at 1-855-976-3326. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Standard Time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote in any of four ways:

•	Through the Internet. Please follow the instructions on your proxy card.
•	By telephone, with a toll-free call to the phone number indicated on the proxy card.
•	By mailing in your proxy card.
•	In person at the meeting in Greenwood Village, Colorado on April 4, 2016.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Funds to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	Will Great-West Funds contact me?

A.

You may receive a call from representatives of the proxy solicitation firm retained by the Great-West Funds to verify that you received your proxy materials and to answer any questions you may have about the proposal.

Q.	How does the Board of Directors suggest that I vote?

A.	After careful consideration, the Board of Directors unanimously recommends that you vote “FOR” the proposal for your Fund.

IMPORTANT INFORMATION FOR SHAREHOLDERS

January 28, 2016

GREAT-WEST FUNDS, INC.

Great-West International Index Fund	Great-West S&P Mid Cap 400® Index Fund
Great-West Real Estate Index Fund	Great-West S&P Small Cap 600® Index Fund
Great-West S&P 500® Index Fund	Great-West Stock Index Fund

(the “Fund(s)”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 4, 2016

Dear Shareholder:

You are hereby notified that the Funds will hold a special meeting of shareholders (the “Meeting”) of the Funds at 8515 East Orchard Road, Greenwood Village, Colorado 80111 on Monday, April 4, 2016 at 10 a.m. Mountain Time. The Meeting is being held so that shareholders can consider the following proposal and transact such other business as may be properly brought before the meeting:

To approve a new investment sub-advisory agreement among Great-West Capital Management, LLC, Irish Life Investment Managers Limited, and Great-West Funds, Inc. with respect to the Funds.

Shareholders of record of the Funds at the close of business on the record date, January 5, 2016 are entitled to notice of and to vote at the Meeting and any adjournment(s) thereof.

Shareholders of the Funds and owners of certain variable annuity contracts, variable life insurance policies, individual retirement accounts, and certain qualified retirement plans are entitled to provide voting instructions with respect to their proportionate interest (including fractional interest) in the Funds. The Notice of Meeting of Shareholders, proxy statement and proxy card is being mailed on or about January 29, 2016.

You are invited and encouraged to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to vote one of three ways:

1.

By telephone: Please call the toll-free number listed on your proxy card and follow the instructions. Please have your proxy card available. Votes submitted via telephone must be received by 11:59 p.m., Mountain Time, on April, 3, 2016.

2.

By Internet: Visit www.proxyvote.com and follow the online directions. Please have your proxy card available. Votes submitted via the Internet must be received by 11:59 p.m., Mountain Time, on April, 3, 2016.

3.

By mail: Return your signed and dated proxy in the enclosed postage-paid envelope. Proxy cards submitted by mail must be received by the tabulator prior to the closing of the polls at the Meeting in order for the votes to be recorded.

For any questions regarding the proxy materials or for questions about how to vote your shares, please call our proxy information line toll-free 1-855-976-3326. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Standard Time.

The enclosed Proxy is being solicited by the Board of Directors of the Great-West Funds, Inc. Thank you for taking the time to review these materials and for voting your shares.

By Order of the Board of Directors,

/s/ Ryan L. Logsdon
Ryan L. Logsdon
Assistant Vice President, Counsel & Secretary
Great-West Funds, Inc.

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY

We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card). Just follow the simple instructions that appear on your proxy card. Please help reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today. If you wish to attend the meeting and vote your shares in person at the meeting at that time, you will still be able to do so.

GREAT-WEST FUNDS, INC.

Great-West International Index Fund	Great-West S&P Mid Cap 400® Index Fund
Great-West Real Estate Index Fund	Great-West S&P Small Cap 600® Index Fund
Great-West S&P 500® Index Fund	Great-West Stock Index Fund

(the “Fund(s)”)

PROXY STATEMENT

Executive Offices: 8515 East Orchard Road

Greenwood Village, Colorado 80111

Mailing Address: P.O. Box 1700

Denver, Colorado 80201

SPECIAL MEETING OF SHAREHOLDERS

April 4, 2016

Introduction

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Great-West Funds, Inc. (“Great-West Funds”), a Maryland corporation, to be voted at the Special Meeting of Shareholders of the Funds (the “Meeting”), to be held at 8515 East Orchard Road, Greenwood Village, Colorado 80111, on April 4, 2016 at 10 a.m. Mountain Time.

You will find this proxy statement divided into three parts:

Part 1

Provides details on the proposal to approve an investment sub-advisory agreement among Great-West Capital Management, LLC (“GWCM”), Irish Life Investment Managers Limited (“ILIM”), and Great-West Funds.

Part 2	Provides information about ownership of shares of the Funds.
Part 3	Provides information on proxy voting and the operation of the Meeting.

We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card will be mailed beginning on or about January 29, 2016.

The Board of Great-West Funds has fixed the close of business on January 5, 2016 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof (the “Record Date”). Shareholders of the Funds include insurance company separate accounts, owners of individual retirement accounts, qualified retirement plans, and GWCM, which provided initial capital for certain of the Funds. Only shareholders of the Funds and variable contract owners with contract values allocated to a separate account sub-account that invests in a Fund (“Contract Owners”) are eligible to vote or provide voting instructions.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 4, 2016

The proxy statement for the Meeting to be held on April 4, 2016 and the most recent annual report for the fiscal year ended December 31, 2014 are available at www.greatwestfunds.com.

Summary of Proposal

You are being asked to consider and vote on one proposal. The proposal is as follows:

1.	To approve a new investment sub-advisory agreement among GWCM, ILIM, and Great-West Funds with respect to your Fund (the “Sub-Advisory Agreement”); and

2.	To consider and act upon any other business as may properly come before the Meeting and any adjournment thereof.

The Board, including all of the Directors who are not “interested persons” of Great-West Funds, recommends that shareholders vote FOR the proposal to approve the Sub-Advisory Agreement.

Fund Service Providers

The investment adviser to Great-West Funds is GWCM. The principal underwriter of Great-West Funds is GWFS Equities, Inc. (“GWFS”). Great-West Life & Annuity Insurance Company (“GWL&A”) provides certain record keeping and administrative services for Great-West Funds pursuant to an administrative services agreement between GWL&A and Great-West Funds. GWCM and GWFS are subsidiaries of GWL&A and are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

PART 1

DESCRIPTION OF PROPOSAL TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT AMONG GWCM, ILIM AND GREAT-WEST FUNDS

Great-West Funds operates under a manager-of-managers structure in accordance with an order issued by the U.S. Securities and Exchange Commission (the “SEC”). The order permits GWCM and Great-West Funds to enter into and materially amend sub-advisory agreements without shareholder approval, subject to certain conditions. The relief granted by the SEC, however, does not extend to a sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of Great-West Funds or GWCM, other than by reason of serving as a sub-adviser to one or more series of Great-West Funds. The Sub-Advisory Agreement with ILIM is being submitted for shareholder approval because ILIM is, or could be deemed to be, an affiliated person of GWCM by virtue of being under common control with GWCM.

The Board, including the Directors who are not interested persons of Great-West Funds, as defined in the 1940 Act (the “Independent Directors”), at an in-person meeting held on December 17, 2015, unanimously approved the Sub-Advisory Agreement, including the compensation to be paid thereunder, subject to shareholder approval as described above. Under the Sub-Advisory Agreement, GWCM is to pay ILIM a fee computed daily and paid monthly equal to the following:

2

Fund	Fee
Great-West International Index Fund	0.020% of the net assets
Great-West Real Estate Index Fund	0.020% of the net assets
Great-West S&P 500® Index Fund	0.0075% of the net assets
Great-West S&P Mid Cap 400® Index Fund	0.015% of the net assets
Great-West S&P Small Cap 600® Index Fund	0.013% of the net assets
Great-West Stock Index Fund	0.010% of the net assets

Based upon its review of the Sub-Advisory Agreement, the Board concluded that the Sub-Advisory Agreement was fair and reasonable in light of the services to be performed, fees to be charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis of the Directors’ determinations to approve the Sub-Advisory Agreement are discussed below. In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approval was based on each Director’s business judgment after consideration of the information as a whole. Individual Directors may have weighted certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Prior to approving the Sub-Advisory Agreement, GWCM conducted a thorough search for a replacement sub-adviser for the Funds. Requests for Proposals were sent to six potential replacement sub-advisers, all of which provided proposals to GWCM. GWCM then analyzed the proposals using various fund analytics and narrowed the potential replacement sub-advisers to five. GWCM conducted in person interviews with the five potential replacement sub-advisers and based on the interviews, experience, process, and consistency of results, narrowed the list of potential replacement sub-advisers to two. Based on those interviews and the totality of information made available to it, GWCM then recommended to the Board of Directors of Great-West Funds that ILIM be selected as the new sub-adviser for the Funds.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services to be provided to the Funds by ILIM. Among other things, the Board considered ILIM’s personnel, experience, resources and performance track record of managing various equity index strategies, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Funds, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Funds. The Board reviewed the qualifications and background of the portfolio managers to be responsible for the day-to-day management of the Funds. In addition, the Board considered ILIM’s reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures, as well as ILIM’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. The Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Funds by ILIM.

Investment Performance

The Board reviewed information regarding the performance of other equity index strategies managed by ILIM. Because the Funds are passively managed, the Board considered how well ILIM could track the total return of the securities in various equity indexes. The Board further considered that ILIM has been able to construct portfolios that accurately track their respective benchmarks with client-determined targets. While the Board noted that ILIM does not currently manage index strategies based on the Funds’ benchmarks, the Board concluded that it was satisfied with the performance of ILIM as compared against various equity indexes.

3

Costs and Profitability

The Board considered the costs of services to be provided by ILIM, specifically the structure and level of the sub-advisory fees payable by GWCM to ILIM. In evaluating the sub-advisory fees, the Board considered ILIM’s representation that the fees payable by other accounts managed by ILIM of similar scale are competitive with the fee proposed to be charged to GWCM for each Fund.

The Board also considered the overall financial soundness of ILIM. The Board considered the profits estimated to be realized by ILIM on an aggregate basis for all six Funds. Based on the information provided, the Board concluded that the costs of the services to be provided and the profits estimated to be realized by ILIM were reasonable in relation to the nature, extent and quality of the services to be provided.

Economies of Scale

In evaluating economies of scale, the Board considered, among other things, the level of sub-advisory fees payable by GWCM and whether those fees include breakpoints. Based on the information provided, the Board concluded that the sub-advisory fee schedules reflect an appropriate recognition of economies of scale.

Sub-Advisory Fees

The Board considered and reviewed the current sub-advisory fees for the Funds together with the proposed sub-advisory fees, noting that the advisory fees to be paid to GWCM would remain the same.

Other Factors

The Board considered ancillary benefits to be derived by ILIM from its relationship with the Funds as part of the total mix of information evaluated by the Board. In this regard, the Board noted that ILIM may receive ancillary benefits from soft-dollar arrangements by which brokers provide research to ILIM in return for allocating the Funds’ brokerage to such brokers. The Board noted where services were provided to the Funds by affiliates of ILIM. The Board concluded that each Fund’s proposed sub-advisory fee was reasonable, taking into account any ancillary benefits to be derived by ILIM.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Advisory Agreement are fair and reasonable and that the approval of the Sub-Advisory Agreement is in the best interests of each Fund.

INFORMATION ABOUT ILIM

ILIM is registered as an investment adviser under the Investment Advisers Act of 1940 and is an Irish domiciled legally incorporated company with its principal business address at Beresford Court, Beresford Place, Dublin 1, Ireland. ILIM has over 29 years of experience in managing money and has over $56.9 billion in assets under management as of December 31, 2015 and total indexed assets under management of $37 billion as of December 31, 2015.

ILIM is an affiliate of GWCM and GWL&A. ILIM is a subsidiary of Canada Life Group U.K. Ltd, which similar to GWCM, is owned through a series of wholly owned subsidiaries of Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Control of the voting securities of Power Corporation of Canada is held directly or controlled indirectly by the Desmarais Family Residuary Trust (the “Trust”). As a result, the Trust has voting control of Power Corporation of Canada.

Except as otherwise specified herein, all information about ILIM has been provided by ILIM.

4

Directors and Principal Executive Officers of ILIM

The tables below list the individuals who serve as directors and principal executive officers of ILIM and their principal occupations. The address for all ILIM personnel is Beresford Court, Beresford Place, Dublin 1, Ireland.

Board of Directors

Name	Principal Occupation
Peter Munro	Non-Executive Director, Chairman
Gerry Keenan	Non-Executive Director
Bill Kyle	Chief Executive Officer, Irish Life Assurance Company
Ruairi O’Flynn	Non-Executive Director
Frank O’Brien	Non-Executive Director
Patrick Burke	Managing Director, Irish Life Investment Managers
Declan Bolger	Managing Director, Canada Life Assurance Europe Ltd
Kieran Dempsey	Managing Director and Chief Investment Officer, Setanta Asset Management

Principal Officers

Name	Principal Occupation
Patrick Burke	Chief Executive Officer
Colm O’Neill	Chief Investment Officer
Simon Hanratty	Chief Operations Officer
Donal Woodcock	Head of Compliance and Business Risk
Ciara Geoghegan	Head of Operations
Eunice Dreelan	Director Investment Development
Sandra Rockett	Director Business Development
Deirdre Rigby	Head of Human Resources

There are no arrangements or understandings made in connection with the proposed Sub-Advisory Agreement with respect to the composition of the Board of Directors of GWCM or the Board of Directors of the Great-West Funds or with respect to the selection or appointment of any person to any office with any of them.

Other Funds Managed by ILIM

ILIM serves as investment adviser or sub-adviser to other funds. ILIM has not waived, reduced or otherwise agreed to reduce its compensation under any applicable contract for these funds. ILIM does not manage any other funds having an investment objective similar to or indexed to the same benchmarks as the Funds.

DESCRIPTION OF THE SUB-ADVISORY AGREEMENT

The Sub-Advisory Agreement is substantially similar to the applicable existing sub-advisory agreements, each dated December 5, 2013, with each Fund’s current sub-adviser. Mellon Capital Management Corporation (“Mellon”) is the existing sub-adviser for Great-West Stock Index, Great-West S&P Small Cap 600® Index, Great-West S&P 500®Index, Great-West S&P Mid Cap 400® Index, and Great-West International Index Funds, and Geode Capital Management, LLC (“Geode”) is the existing sub-adviser

5

for the Great-West Real Estate Index Fund. The Board of Great-West Funds, including the Independent Directors, at a meeting held on April 21, 2015, approved the continuation of the two sub-advisory agreements among i) Great-West Funds, GWCM and Mellon and ii) Great-West Funds, GWCM and Geode. If the Sub-Advisory Agreement is approved by shareholders, the existing sub-advisory agreements with Mellon and Geode will be terminated and ILIM will be the only sub-adviser to the Funds.

The Sub-Advisory Agreement provides that ILIM, as the sub-adviser for the Funds, in return for its fee, will manage the investment and reinvestment of the Funds subject to the control and supervision of the Board and in accordance with the investment objectives and policies of the Funds set forth in the Funds’ current registration statement and any other policies established by the Board or GWCM. In this regard, it is the responsibility of ILIM to make investment decisions and to place purchase and sale orders for investment securities for each Fund. The Sub-Advisory Agreement states that ILIM will provide, at its expense, all necessary investment, management and administrative facilities needed to carry out its duties under the Sub-Advisory Agreement, excluding brokerage expenses and pricing and bookkeeping services. GWCM pays ILIM a fee computed daily and paid monthly as a percentage of average daily net asset value, as described above.

The Sub-Advisory Agreement will remain in full force and effect through April 30, 2018 and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is specifically annually approved thereafter (i) by the vote of a majority of the Board, or by vote of a majority of the outstanding shares of the Fund, and (ii) the vote of a majority of the Board, who are not “interested persons” of Great-West Funds, GWCM, or ILIM. The Sub-Advisory Agreement may be terminated, without payment of penalty, (1) by ILIM on 60 days prior written notice to GWCM, (2) by the Board or by vote of a majority of the outstanding voting securities of the Fund, on 60 days written notice to ILIM, or (3) upon written notice from GWCM to ILIM in the event ILIM materially breaches its obligations or any representation or warranty under the Sub-Advisory Agreement. As required by the 1940 Act, the Sub-Advisory Agreement will automatically terminate, without payment of penalty, in the event of its assignment, as defined in the 1940 Act. The Sub-Advisory Agreement also will terminate in the event that the Advisory Agreement, as defined below, between Great-West Funds and GWCM terminates for any reason.

Under the Sub-Advisory Agreement, ILIM agrees and undertakes to hold harmless, indemnify and protect Great-West Funds and GWCM and their directors, officers, employees, agents, subsidiaries and affiliates from and against any and all damage, loss, liability and expense (including without limitation reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding) incurred or suffered by the Fund or GWCM as a result of (1) any breach of any representation or warranty, covenant or agreement made in the Sub-Advisory Agreement by ILIM, or (2) the activities of ILIM under the Sub-Advisory Agreement (or omissions by ILIM to carry out its obligations thereunder), including the activities (or such omissions) of ILIM’s directors, officers, employees, agents, subsidiaries, affiliates or any person or entity retained by ILIM to perform or assist in the performance of its obligations thereunder; provided, however, that in no event is ILIM’s indemnity in favor of Great-West Funds or GWCM deemed to protect the Great-West Funds or GWCM against any liability to which Great-West Funds or GWCM would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of their reckless disregard of its obligations or duties under the Sub-Advisory Agreement or the Advisory Agreement.

The current sub-advisory fees for the Funds as well as the sub-advisory fees under the proposed Sub-Advisory Agreement, which is paid monthly at the annual rates on net assets for each Fund are set forth below.

6

Fund	Existing Sub-adviser	Existing Sub-advisory Fee	Proposed Sub-advisory Fee with ILIM
Great-West International Index Fund	Mellon	0.035% on the first $500 million; 0.020% on asset in excess of $500 million	0.020% of the net assets
Great-West Real Estate Index Fund	Geode	0.080% on the first $100 million, and 0.060% on assets over $100 million	0.020% of the net assets
Great-West S&P 500® Index Fund	Mellon	0.020% on all assets	0.0075% of the net assets
Great-West S&P Mid Cap 400® Index Fund	Mellon	0.035% on the first $500 million; 0.020% on asset in excess of $500 million	0.015% of the net assets
Great-West S&P Small Cap 600® Index Fund	Mellon	0.020% on all assets	0.013% of the net assets
Great-West Stock Index Fund	Mellon	0.020% on all assets	0.010% of the net assets

During the fiscal year ended December 31, 2015, GWCM paid Mellon $1,077,566 and Geode $223,729, totaling $1,301,295 for sub-advisory services provided for the Funds. Had the Sub-Advisory Agreement with ILIM been in effect, the compensation would have been 54.24% lower, or $595,480. If the Sub-Advisory Agreement is approved by shareholders, the existing sub-advisory agreements with Mellon and Geode will be terminated and ILIM will be the only sub-adviser to the Funds. Because the sub-advisory fee is paid by GWCM out of its management fees, the proposed Sub-Advisory Agreement will not result in lower shareholder expenses for each Fund.

The following describes the sub-advisory fees actually paid to each Fund’s sub-adviser and the sub-advisory fee that would have been paid to ILIM had the Sub-Advisory Agreement been in effect for fiscal year ended December 31, 2015:

Fund	2015 Sub- adviser	2015 Sub-Advisory Fee ($)	2015 Sub-Advisory Fee ($) (had the Sub-Advisory Agreement with ILIM been in effect)	Difference in 2015 Sub- Advisory Fee (had the Sub-Advisory Agreement with ILIM been in effect)
Great-West International Index Fund	Mellon	211,493	136,493	35.46%
Great-West Real Estate Index Fund	Geode	223,729	67,910	69.65%
Great-West S&P 500® Index Fund	Mellon	459,478	172,304	62.50%
Great-West S&P Mid Cap 400® Index Fund	Mellon	196,618	91,214	53.61%
Great-West S&P Small Cap 600® Index Fund	Mellon	150,476	97,809	35.00%
Great-West Stock Index Fund	Mellon	59,501	29,750	50.00%
TOTAL		1,301,295	595,480	54.24%

7

A copy of the Sub-Advisory Agreement is attached as Appendix A.

OTHER INFORMATION

Great-West Funds may sell shares of a Fund to insurance company separate accounts to fund benefits under certain variable annuity contracts and variable life insurance policies, to qualified retirement plans, and to certain asset allocation funds of Great-West Funds. Great-West Funds may also sell Fund shares to college savings programs. Shares of a Fund may be sold to various separate accounts of GWL&A, which are registered with the SEC as unit investment trusts under the 1940 Act. In addition, shares of a Fund may be sold to the FutureFunds II Series Account, Qualified Series Account, COLI VUL-1 Series Account, COLI VUL-7 Series Account, COLI VUL-10 Series Account, DB-1 Series Account, and the TNE Series (k) Account of New England Life Insurance Company, each of which are not registered with the SEC, to fund certain variable contracts.

Investment Adviser

GWCM is a Colorado limited liability company, located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, and serves as investment adviser to the Funds pursuant to an investment advisory agreement between GWCM and Great-West Funds, dated May 1, 2015, as amended (the “Advisory Agreement”). GWCM is a wholly owned subsidiary of GWL&A, which is an indirectly owned subsidiary of Great-West Lifeco Inc., a holding company.

Advisory Agreement

Under the terms of the Advisory Agreement with Great-West Funds, GWCM acts as investment adviser and, subject to the supervision of the Board, directs the investments of each Fund in accordance with its investment objectives, policies and limitations. As indicated above, the Great-West Funds operates under a manager-of-managers structure in accordance with an order issued by the SEC that permits GWCM and Great-West Funds to enter into sub-advisory agreements with sub-advisers that delegate responsibility for the investment management of a particular fund to such sub-advisers. This means GWCM is responsible for monitoring each sub-adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each sub-adviser’s agreement should be renewed, terminated or modified. GWCM also assists in supervising Great-West Funds’ operations and provides Great-West Funds with all necessary office facilities and personnel for servicing the Funds’ investments.

In addition, GWCM, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of Great-West Funds. These services include providing facilities for maintaining Great-West Funds’ organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with Great-West Funds; preparing all general shareholder communications and conducting shareholder relations; maintaining the Great-West Funds’ records and the registration of Fund shares under federal securities laws and making necessary filings under state securities laws; and furnishing reports, evaluations and analyses on a variety of subjects to the Directors. For the fiscal year ended December 31, 2015, GWCM was paid for its services to the Funds pursuant to the Advisory Agreement as follows:

8

Fund	2015
Great-West International Index	$3,144,604
Great-West Real Estate Index	$1,589,164
Great-West S&P 500® Index	$8,351,120
Great-West S&P Mid Cap 400® Index	$2,190,785
Great-West S&P Small Cap 600® Index	$2,749,058
Great-West Stock Index	$1,093,889

The Advisory Agreement will remain in effect until May 1, 2016, and will continue in effect from year to year if approved annually by the Board including the vote of a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the Funds.

In addition to the investment advisory services provided to Great-West Funds, GWCM provides investment advisory services for various collective investment trusts, stable value funds and unregistered separate accounts of GWL&A.

The table below lists the individuals who serve as managers and principal officers of GWCM and their principal occupations. The address for all GWCM personnel is 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Managers and Principal Officers

Name	Position(s)
Ronald J. Laeyendecker

Senior Vice President, Executive Benefits Market, GWL&A, Great-West Life & Annuity of New York (“GWL&A of NY”) and GWL&A Financial Inc.; Senior Vice President, Emjay Corporation, FASCore, LLC and GWFS; Manager, GWCM.

David G. McLeod

Senior Vice President, Product Management, GWL&A and GWL&A of NY; Manager, Senior Vice President and Managing Director, GWCM; Senior Vice President and Managing Director, Great-West Funds, Inc.; Manager, Chairman, President and Chief Executive Officer of Advised Assets Group, LLC.

Robert K. Shaw	President, Individual Markets, GWL&A of NY; Executive Vice President, Individual Markets, GWL&A; Director and Executive Vice President, GWFS; Chairman, President and Chief Executive Officer, GWCM.

David L. Musto

Executive Vice President, Empower Retirement, GWL&A and GWL&A of NY; Director, Executive Vice President, GWFS; Manager, Advised Assets Group, LLC and GWCM; Executive Vice President, Emjay Corporation and FASCore, LLC; Manager, President, Great-West Financial Retirement Plan Services, LLC.

Catherine S. Tocher	Chief Investment Officer, Segregated Funds, GWL&A; Manager, Senior Vice President and Chief Investment Officer, GWCM; Senior Vice

9

President, Great-West Trust Company, LLC.

S. Mark Corbett	Executive Vice President & Chief Investment Officer, Great-West Lifeco Inc. and GWCM

Beverly A. Byrne	Senior Vice President, Legal and Chief Compliance Officer, AAG, FASCore, GWCM, GWFS and Great-West Funds; Deputy General Counsel and Chief Compliance Officer, GWL&A and GWL&A of NY

Mary C. Maiers	Vice President, Investment Operations, GWL&A; Vice President and Treasurer, GWFS and GWTC; Chief Financial Officer & Treasurer, Great-West Funds and GWCM

Ryan L. Logsdon

Vice President & Counsel, GWL&A; Vice President, Counsel & Secretary, AAG, FASCore and GWFS; Assistant Vice President, Counsel & Secretary, Great-West Funds and GWCM; Associate General Counsel and Associate Secretary, GWL&A of NY and GWL&A Financial

Joel L. Terwilliger

Assistant Vice President, Counsel & Associate Chief Compliance Officer, AAG and GWFS; Assistant Vice President and Associate Chief Compliance Officer, GWCM and Great-West Funds; Associate General Counsel, Compliance, GWL&A; Privacy Officer, GWTC

John A. Clouthier	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM, GWTC and Great-West Funds

Thone L. Gdovin	Assistant Vice President, Investments, GWL&A; Portfolio Manager, GWCM; Assistant Vice President, GWTC

Jonathan D. Kreider	Manager, Portfolio Asset Allocation, AAG; Portfolio Manager, GWCM; Assistant Vice President, Products, GWL&A

Bruce G. Masters	Assistant Vice President, Investments, GWL&A; Portfolio Manager, GWCM

Andrew N. Corwin	Senior Investment Analyst, GWL&A; Assistant Portfolio Manager, GWCM

Sam Y. Moyn	Senior Portfolio Trader/Analyst, GWL&A; Assistant Portfolio Manager, GWCM

Kiva G. Patten	Assistant Manager, Structured Investments, GWL&A; Assistant Portfolio Manager, GWCM

Nathan M. Simons	Sr. Investment Analyst, GWL&A; Assistant Portfolio Manager, GWCM

Laura K. Kline	Sr. Middle Office Investment Analyst; Assistant Portfolio Manager, GWCM

10

Cara B. Owen	Counsel, GWL&A; Assistant Secretary & Counsel, GWCM, Great-West Funds and GWTC

There have been no commissions paid to any affiliated broker.

Class L Distribution and Service Plan

The Funds have adopted a distribution or “Rule 12b-1” plan for the Class L shares (“Distribution Plan”). The Distribution Plan allows the Class L shares of the Funds to compensate GWFS Equities, Inc., the Funds’ principal underwriter and distributor (the “Distributor”), for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The services provided under the Distribution Plan will continue if the Sub-Advisory Agreement is approved.

The Distribution Plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Funds). For the fiscal year ended December 31, 2015, the following 12b-1 payments were made to the Distributor for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders:

Fund	Payments ($)	Waiver ($)
Great-West International Index	0	0
Great-West Real Estate Index	0	0
Great-West S&P 500® Index	131,015	0
Great-West S&P Mid Cap 400® Index	0	0
Great-West S&P Small Cap 600® Index	41,691	55
Great-West Stock Index	0	0
TOTAL	172,706	55

The Distributor paid out all amounts in the above table to third parties and retained no fees.

GWL&A Administrative Services Agreement

Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM’s parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, “Account Holders”) who invest their assets in the Funds through certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, and to college savings programs. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The Services provided by GWL&A are not in the capacity of a sub-transfer agent for the Funds and will continue to be provided if the Sub-Advisory Agreement is approved.

For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Funds a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class. For the fiscal year ended December 31, 2015, the

11

following payments were made to the GWL&A for recordkeeping and administrative services to shareholders and account owners:

Fund	Payments ($)
Great-West International Index	361,597
Great-West Real Estate Index	172,245
Great-West S&P 500® Index	3,330,912
Great-West S&P Mid Cap 400® Index	559,169
Great-West S&P Small Cap 600® Index	1,144,314
Great-West Stock Index	691,323
TOTAL	6,259,560

PART 2

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUNDS

Outstanding Shares

As of January 5, 2016 the Funds had the following number of shares of common stock outstanding:

Fund	Total Outstanding Shares
Great-West International Index	78,186,850.47
Great-West Real Estate Index	31,562,410.07
Great-West S&P 500® Index	174,625,265.12
Great-West S&P Mid Cap 400® Index	61,699,678.32
Great-West S&P Small Cap 600® Index	69,837,850.93
Great-West Stock Index	12,111,966.11

Beneficial Ownership

Holders of shares of each Fund on the Record Date will be entitled to one vote for each share held (and fractional vote corresponding to any fractional shares), with no shares having cumulative voting rights.

As of the Record Date, no persons other than the persons identified in the table set forth in Appendix B were entitled to provide voting instructions with respect to 5% or more of a Fund’s outstanding shares. Other than as indicated in the table in Appendix B, the address of each beneficial owner entitled to provide voting instructions with respect to 5% or more of a Fund’s outstanding shares is 8515 East Orchard Road, Greenwood Village, Colorado 80111. The number of shares of each Fund held by these respective entities and the percentage of the total shares outstanding as of January 5, 2016, are set forth in the table in Appendix B.

As of January 5, 2016, no Director or Officer of Great-West Funds, individually, or as a group, beneficially owned any shares of the Funds.

12

PART 3

PROXY VOTING AND OPERATION OF THE MEETING

Shareholders of the Funds

Shares of the Funds may be sold to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, to custodians or trustees of individual retirement accounts, and to qualified retirement plans that have purchased variable contracts. Shares of the Funds are also sold directly to qualified retirement plans and college savings programs.

Contract Owners of contracts issued through the following separate accounts (the “Separate Accounts”) of GWL&A, GWL&A of NY or New England Life Insurance Company (“NELICO”), who have allocated contract value to one or more of the Funds as of the Record Date, will be entitled to provide voting instructions with respect to their proportionate interest (including fractional interests) in each Fund.

Insurance Company	Separate Account (registered with the SEC as unit investment trusts)	Separate Accounts (not registered with the SEC)
GWL&A	COLI VUL-2 Series Account	COLI VUL-7 Series Account
	COLI VUL-4 Series Account	FutureFunds II Series Account
	FutureFunds Series Account	Qualified Series Account
Maxim Series Account
Pinnacle Series Account
Retirement Plan Series Account
Variable Annuity-2 Series Account
GWL&A of NY	Variable Annuity-2 Series Account	FutureFunds II Series Account
NELICO		TNE Series (k) Account

Qualified retirement plans and owners of certain individual retirement accounts that directly owned shares of the Funds on the Record Date will be entitled to vote with respect to their proportionate interest (including fractional interests) in each Fund as of the Record Date.

Voting Procedures

Approval of the Sub-Advisory Agreement with respect to a Fund requires the affirmative vote of the holders of a majority of the outstanding voting securities of that Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of a Fund means the lesser of (a) 67% or more of the shares of the Fund present at the Meeting, if the owners of more than 50% of the Fund’s outstanding shares are present at the Meeting in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

In accordance with applicable law, shares attributable to each Fund held in the Separate Accounts registered with the SEC will be voted based on instructions received from the Contract Owners who have allocated contract value to the Fund as of the Record Date. The number of votes that a Contract Owner has the right to cast will be determined by applying his/her percentage interest in a Fund (held through a Separate Account) to the total number of votes attributable to such Fund. In determining the number of votes, fractional shares will be recognized. Shares attributable to each Fund held in the Separate Accounts that are

13

not registered with the SEC will also be voted as described above based on instructions received from Contract Owners who have allocated contract value to the Fund as of the Record Date. Shares held in the Separate Accounts, whether or not registered, for which a Fund does not receive instructions and shares owned by GWCM, which provided initial capital to certain Funds, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting, a small number of Contract Owners may determine the outcome of the shareholder vote(s).

The individuals named as proxies on the enclosed voting instruction card will vote in accordance with your voting directions if your card is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked. Unmarked proxies received from Contract Owners in the Separate Accounts will be voted in the same proportion as those proxies with voting instructions.

Voting instructions to abstain on the proposal and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of achieving a quorum and in determining the votes cast on the proposal, but not as having voted FOR the proposal (and therefore will have the effect of a vote AGAINST). A proxy may be revoked at any time before it is voted by sending written revocation, properly executed, to Great-West Funds, Inc., 8515 East Orchard Road, 2T3, Greenwood Village, Colorado 80111 with attention directed to the Secretary of Great-West Funds before the Meeting or by attending the Meeting.

In addition to the solicitation of proxies by mail, proxies may be solicited by officers of the Great-West Funds or its agents or affiliates personally or by telephone, facsimile machine, telegraph, or the Internet.

Quorum and Adjournments of the Meeting

One-third of the outstanding shares entitled to vote at the Meeting at the close of business on the Record Date, represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. The presence of a quorum will be determined separately for each Fund. A quorum can be established by counting shares held by insurance company separate accounts, qualified retirement plans, and other shareholders that are present at the Meeting. If a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve a proposal are not received, or for any other legal reason, the persons named as proxies may propose one or more adjournments of the Meeting with respect to any or all proposals to permit further solicitation of proxies. The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote for approval of the proposals. With respect to each Fund, an adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote, the persons named as proxies will vote in favor of adjournment if it is in the best interest of shareholders. Adjourned meetings may be held within a reasonable time after the date originally set for the Meeting without further notice to shareholders.

Expenses of the Solicitation

Great-West Funds retained Broadridge Financial Solutions, Inc. for proxy solicitation. Such proxy solicitation expenses are estimated to amount to $50,000. The Funds will pay no expenses associated with this proxy solicitation. Such expenses will be paid by ILIM.

Other Business

Management knows of no other business of Great-West Funds, other than that set forth in this Proxy Statement, which will be presented for consideration at the Meeting. If any other matter is properly

14

presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

Shareholder Proposals

Great-West Funds does not generally hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders must be received by Great-West Funds in writing a reasonable amount of time before Great-West Funds solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposal to the respective Fund at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Shareholder Communications

Shareholders of the Funds who want to communicate with the Board or any individual Director should write the applicable Fund to the attention of the Great-West Funds’ Secretary, Ryan Logsdon. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Director and so indicates, it will be sent only to that Director. If a communication does not indicate a specific Director, it will be sent to the chairman of the Board and the independent legal counsel to the Independent Directors for further distribution as deemed appropriate by such persons.

Proxy Statement Delivery

Please note that only one Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement, or for instructions as to how to request a separate copy of such document or as to how to request a single copy if multiple copies of such document are received, shareholders should contact your Fund at 8515 East Orchard Road, Greenwood Village, Colorado 80111 or by calling (866) 831-7129.

Financial Statements

Great-West Funds will furnish, without charge, a copy of a Fund’s most recent annual report for the fiscal year ended December 31, 2014 and the most recent semi-annual report for the six-month period ended June 30, 2015, upon request to: Ryan Logsdon, 8525 East Orchard Road, 2T3, Greenwood Village, Colorado 80111; (866) 831-7129.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Ryan L. Logsdon
Ryan L. Logsdon
Assistant Vice President, Counsel & Secretary

15

APPENDIX A

SUB-ADVISORY AGREEMENT

This Sub-Advisory Agreement (this “Agreement”) is made this 1st day of May, 2016 by and between Great-West Capital Management, LLC, a Colorado limited liability company and registered investment adviser under the Investment Advisers Act of 1940 (the “Adviser”), Irish Life Investment Managers Limited, a corporation organized under the laws of Ireland and registered investment adviser under the Investment Advisers Act of 1940 (the “Sub-Adviser”) and Great-West Funds, Inc., a Maryland corporation and registered investment company under the Investment Company Act of 1940 (“Great-West Funds”). This Agreement describes the arrangement whereby the Sub-Adviser will act as an investment adviser to the series of Great-West Funds (the “Fund”) listed in Schedule A, attached hereto and commencing on the dates set forth therein, in conjunction with the Adviser, as follows:

ARTICLE I

Preamble

Great-West Funds has entered into an Investment Advisory Agreement with the Adviser (the “Advisory Agreement”) whereby the Adviser agrees to act as adviser to and manager of the Fund. In that capacity, the Adviser agreed to manage the investment and reinvestment of the assets of the Fund and to administer the Fund’s affairs. The Adviser wishes to obtain the Sub-Adviser’s assistance with respect to its aforesaid advisory and management role with respect to the Fund only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

ARTICLE II

Employment; Sub-Advisory Services; Authorizations; Limitations

A.        Employment. The Adviser hereby employs the Sub-Adviser to act with the Adviser as investment advisers to and managers of the Fund, and, subject to the review of the Board of Directors of the Fund (the “Board”), to manage the investment and reinvestment of the assets of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Sub-Adviser hereby accepts such employment and agrees during such period, at its own expense to render the services and to assume the obligations herein set forth for the compensation provided for herein.

B.        Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Fund, the Sub-Adviser shall, when appropriate and consistent with the limitations set forth in Section D hereof and at all times at the absolute discretion of the Sub-Adviser:

    (1)        consult with the Adviser and the Board and furnish to the Adviser and the Board recommendations with respect to an investment plan for the Fund for approval, modification, or rejection by the Adviser and Board;

    (2)        perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Fund, as set forth in the Fund’s Registration Statement;

    (3)        seek out specific investment opportunities for the Fund consistent with the investment plan;

    (4)        take such steps as are necessary to implement the investment plan for the Fund, including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund’s Registration Statement, management of investments and any other property of the Funds, providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, and consulting as appropriate with the Adviser;

    (5)        communicate as appropriate to the Adviser adequate and timely information on investment-related activity within the Fund, including, but not limited to purchases, sales and contractual commitments;

    (6)        arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Fund for the appropriate delivery of the investment or other asset;

    (7)        report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved overall investment plan and any other activities in connection with management of the assets of the Fund;

    (8)        maintain all records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the Fund as required by applicable law and this Agreement;

    (9)        arrange with the Adviser an administrative process acceptable to the Adviser which permits the Adviser to appropriately reflect in its daily determination of net asset value, the transactions, positions and obligations of the Fund resulting from the investment management services provided to the Fund by Sub-Adviser;

    (10)        provide such information reasonably requested by the Adviser for compliance and regulatory matters, including but not limited to any changes to the Sub-Adviser’s Compliance Policies and Procedures and Code of Ethics;

    (11)        meet the terms of and cooperate in regular inspections of the Sub-Adviser by the Adviser as requested from time to time by the Adviser; and

    (12)        vote all shares held by the Fund in line with Sub-Adviser’s standard voting policy. Any costs associated with voting the shares will be paid by the Sub-Adviser.

C.        Authorizations.

    (1)        Sub-Adviser is authorized on behalf of the Fund to enter into agreements and execute any documents required to make investments pursuant to this Agreement and the investment plan.

    (2)        In connection with the rendering of the services required to be provided by the Sub-Adviser under this Agreement, the Sub-Adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Adviser, make use of its affiliated companies, if any, and their employees; provided that the Sub-Adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.

    (3)        If, in the judgment of the Sub-Adviser, the Fund would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-Adviser is authorized to obtain, and pay at its own expense, for such information.

D.        Limitations on Advisory Services.

    (1)        The Sub-Adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Fund as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), its Articles of Incorporation and Bylaws, each as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). The Sub-Adviser will be entitled to rely on all documents furnished by the Adviser. The Adviser will continue to provide all of the services described in the Advisory Agreement other than those services delegated to the Sub-Adviser pursuant to this Agreement.

    (2)        Great-West Funds has furnished or will furnish the Sub-Adviser with copies of the Fund’s Registration Statement, Articles of Incorporation and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish to Sub-Adviser any amendments or supplements thereto before or at the time the same become effective. The Sub-Adviser is entitled to rely on all documents furnished by the Fund.

ARTICLE III

Compensation of the Sub-Adviser

A.        Investment Advisory Fee. The Adviser, and not the Fund, will pay the Sub-Adviser on a monthly basis for the services rendered by the Sub-Adviser with respect to the Fund, as described in Schedule B hereto, as such Schedule may be amended from time to time by mutual written agreement. Payment will be made on or about the 15th day of each month based on the average daily net assets of the Funds during the immediately preceding month. If this Agreement is terminated, the payment shall be prorated to the effective date of termination. Except for the investment advisory fee described in Schedule B, no other compensation or fees shall be payable to Sub-Adviser under this Agreement.

B.        Allocation of Expenses. The Sub-Adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. Such expenses include the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-Adviser connected with investment and economic research, trading, and investment management of the Funds). As described in the Advisory Agreement, the Fund and/or the Adviser pay all other expenses incurred in the operation of the Fund and all of its general administrative expenses. The Sub-Adviser shall not be responsible for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Sub-Adviser’s overhead and employee costs); fees payable to the Sub-Adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund’s administrator or of any transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the administrator for maintaining the Fund’s financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; index license fees; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; and costs of stockholders’ and other meetings. Notwithstanding the foregoing, the Sub-Advisor shall be obligated to reimburse the Fund for liabilities incurred as a result of overdrafts.

ARTICLE IV

Fund Transactions and Brokerage

A.        Fund Transactions and Brokerage. The Sub-Adviser agrees to determine the securities to be purchased or sold by the Fund, subject to the provisions of Article II regarding coordination with the Adviser and the Board, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-Adviser, subject to the following limitations.

    (1)        The Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Fund and will use its best efforts to obtain the most favorable net results and execution of the Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.

    (2)        The Sub-Adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the 1934 Act). The Sub-Adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Fund for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-Adviser in that regard.

    (3)        Subject to the above requirements and compliance with the provisions of the 1940 Act, 1934 Act, and other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-Adviser from selecting brokers or dealers with which it or the Fund are affiliated.

ARTICLE V

Activities of the Sub-Adviser

A.        Exclusivity; Supplemental Investment Research.

    (1)        The services of the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser will be free to render similar services or other services to others so long as the Sub-Adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-Adviser, as directors, officers, employees or shareholder or otherwise, and that directors, officers, employees or shareholder of the Sub-Adviser are or may become similarly interested in the Fund, and that the Sub-Adviser is or may become interested in the Fund as shareholder or otherwise.

    (2)        It is agreed that the Sub-Adviser may use any supplemental investment research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts. In addition, the Sub-Adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-Adviser for the benefit of its accounts and other accounts it advises may be considered by and may be useful to the Sub-Adviser in carrying out its obligations to the Fund.

B.        Investment Transactions. Securities held by the Fund may also be held by other separate accounts or mutual funds for which the Sub-Adviser or its affiliates act as an adviser or sub-adviser, or by the Sub-Adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-Adviser or its affiliates or for one or more clients when one or more clients are selling the same security. In accordance with applicable law, if purchases or sales of securities for the Fund or other entities for which the Sub-Adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund and Adviser agree that the Sub-Adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on the price thereof.

C.        Aggregate Transactions. It is agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies and the Fund in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the investments purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such other accounts or companies. Great-West Funds recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund.

ARTICLE VI

Effectiveness; Term; Termination; Amendment

A.        Effectiveness. This Agreement shall not become effective (and the Sub-Adviser shall not serve or act hereunder) unless and until it is approved by the Board, including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and, to the extent required under applicable laws, rules, regulations and/or exemptive orders issued by the SEC, by a majority of the shareholders of the Fund.

B.        Term. The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (i) by the vote of a majority of the Board, or by vote of a majority of the outstanding shares of the Fund, and (ii) the vote of a majority of the Board, who are not parties to this Agreement or interested person in any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the

Board shall request and evaluate, and the Sub-Adviser shall furnish, such information as may be reasonably necessary to evaluate the Sub-Adviser’s performance hereunder.

C.        Termination. This Agreement:

    (1)        shall not be terminated by the Sub-Adviser without 60 days prior written notice to Adviser;

    (2)        shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of each of the Funds, on 60 days written notice to Sub-Adviser;

    (3)        shall automatically terminate upon assignment by either party; and

    (4)        may be terminated upon written notice from Adviser to Sub-Adviser in the event Sub-Adviser materially breaches its obligations or any representation or warranty hereunder.

D.        Amendment. This Agreement may be amended only by a written instrument signed by the Fund, the Adviser and the Sub-Adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of the Fund.

ARTICLE VII

Recordkeeping

The Sub-Adviser agrees that all accounts and records which it maintains for the Fund shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-Adviser further agrees to preserve all records prescribed by the rules and regulations of the SEC and applicable law for such periods of time as prescribed by such rules and regulations and applicable law. The Sub-Adviser also agrees that it will maintain all records and accounts regarding its investment activities hereunder in a confidential manner and will not disclose the same to any third party; provided, however, that the Sub-Adviser may make such records and accounts available to its legal counsel and independent auditors that have a legitimate need to know such information. All such accounts or records shall be made available, within five business days of the request, to the Fund’s accountants or auditors during regular business hours at the Sub-Adviser’s offices upon reasonable prior written notice. In addition, the Sub-Adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction hereof.

ARTICLE VIII

Indemnification; Limitation of Liability; Procedures

A.        Indemnification of Adviser and Fund by Sub-Adviser. The Sub-Adviser agrees and undertakes to hold harmless, indemnify and protect the Fund and Adviser and their directors, officers, employees, agents, subsidiaries and affiliates from and against any and all damage, loss, liability and expense (including without limitation reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding) (each, a “Loss” and, collectively, the “Losses”) incurred or suffered by the Fund or Adviser as a result of (1) any breach of any representation or warranty, covenant or agreement made herein by Sub-Adviser, or (2) the activities (or omissions by the Sub-Adviser to carry out its obligations hereunder) of the Sub-Adviser under this Agreement, including the activities (or such omissions) of the Sub-Adviser’s directors, officers, employees, agents, subsidiaries, affiliates or any person or entity retained by Sub-Adviser to perform or assist in the performance of its obligations hereunder; provided, however, that in no event is Sub-Adviser’s indemnity in favor of the Fund or Adviser deemed to protect the Fund or Adviser against any liability to which the Fund or Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of their reckless disregard of its obligations or duties under this Agreement or the Advisory Agreement. The Sub-Adviser shall not be liable for any loss incurred or suffered by the Fund or Adviser unless such loss arises out of or in connection with the negligence or willful default of the Sub-Adviser.

B.        Indemnification of Sub-Adviser by Adviser. The Adviser agrees and undertakes to hold harmless, indemnify and protect the Sub-Adviser from and against any and all Losses incurred or suffered by Sub-Adviser as a result of (1) any breach of any representation or warranty, covenant or agreement made herein by Adviser, or (2) the activities of the Adviser under this Agreement and the Advisory Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder), including the activities (or such omissions) of the Adviser’s directors, officers, employees, agents, subsidiaries and affiliates; provided, however, that in no event is Adviser’s indemnity in favor of Sub-Adviser deemed to protect Sub-Adviser against any liability to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

C.        Indemnification Related to Disclosure Documents.

    (1)        Great-West Funds and the Adviser, jointly and severally, agree to hold harmless the Sub-Adviser, its directors and officers, and each person, if any, who controls the Sub-Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the “1933 Act”) or Section 20 of the 1934 Act from and against any and all Losses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as “Disclosure Documents”) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-Adviser which the Fund or Adviser had informed the Sub-Adviser was to be used, or which the Sub-Adviser had acknowledged was to be used, in the particular Disclosure Document.

(2)        The Sub-Adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-Adviser, but only with respect to information furnished in writing by it which the Fund or Adviser had informed the Sub-Adviser was to be used in the Disclosure Documents. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-Adviser, the Sub-Adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-Adviser, by the preceding paragraph.

D.        Limitation of Liability. In no event shall any party be liable to any other party for special, consequential, punitive, incidental, exemplary or similar damages or losses regardless of the grounds or nature of any claim asserted (including without limitation contract, statute, negligence, tort, strict liability or otherwise) and whether or not the party seeking the indemnification was advised of the possibility of the damage or loss asserted.

E.        Procedures.

    (1)        The party seeking indemnification under this Article VIII (the “Indemnified Party”) agrees to give prompt written notice of any claims for indemnification (“Claims”) to the party against whom indemnity is sought (the “Indemnifying Party”), including any and all facts constituting the basis for such Claim.

    (2)        In the event of any Claim for indemnification hereunder resulting from or in connection with any claim or legal proceeding by a third party (a “Third Party Assertion”), the Indemnified Party shall promptly give written notice thereof to the Indemnifying Party. In the event of any such Claim resulting from or in connection with a Third Party Assertion, the Indemnifying Party shall assume the defense thereof, provided, however, that the Indemnifying Party shall first have agreed in writing that it does not and will not contest its responsibility for indemnifying the Indemnified Party in respect of Claims attributable to such Third Party Assertion in accordance with the terms hereof. If an Indemnifying Party assumes the defense of any such Third Party Assertion, the Indemnifying Party shall be entitled to select counsel, which counsel shall be reasonably acceptable to the Indemnified Party, be obligated to pay the reasonable costs (including reasonable attorney’s fees and expenses) incurred by the Indemnified Party in defending such Third Party Assertion between the date of the commencement of such Third Party Assertion and the date of the Indemnifying Party’s assumption of such defense, and take all steps necessary in the defense thereof; provided, further, that the Indemnified Party may, at its own expense, participate in any such proceeding with the counsel of its choice without any right of control thereof.

    (3)        So long as the Indemnifying Party is in good faith defending such Third Party Assertion, the Indemnified Party shall not compromise or settle such Third Party Assertion without the prior written consent of the Indemnifying Party and will cooperate with the Indemnifying Party and provide any information reasonably requested by the Indemnifying Party. If the Indemnifying Party does not assume the defense of any such Third Party Assertion, the Indemnified Party shall take such steps as are necessary in the defense thereof in such manner as it may deem appropriate, including, but not limited to, settling such Third Party Assertion on such terms as the Indemnified Party may deem appropriate and the Indemnifying Party will promptly indemnify the Indemnified Party in accordance with the provisions of this Article VIII; provided, however, that if the Indemnifying Party does not consent in writing to any such settlement, and such written consent is not unreasonably withheld by the Indemnifying Party, the Indemnified Party shall not be entitled to indemnification hereunder from such Indemnifying Party with respect to the Third Party Assertion settled.

    (4)        Failure of any party hereto to give notice as required under this Article VIII will not affect or diminish the indemnification obligations of the party entitled to receive such notice, except to the extent that (and only to such extent) the failure to receive notice materially prejudiced the rights of such party.

ARTICLE IX

Representation and Warranties

A.        Representations and Warranties of Sub-Adviser. Sub-Adviser represents and warrants to the Adviser as follows:

    (1)        Organization and Authority. It is a corporation duly organized, validly existing and in good standing under the laws of the State of Ireland and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

    (2)        Authorization. The execution, delivery and performance by Sub-Adviser of this Agreement are within Sub-Adviser’s corporate powers and have been duly authorized by all necessary corporate action on the part of Sub-Adviser.

(3)        Non-Contravention. The execution, delivery and performance by Sub-Adviser of this Agreement does not and will not contravene or conflict with or constitute a violation of any provision of any applicable law, regulation, judgment, injunction, order or decree binding upon or applicable to Sub-Adviser.

(4)        Registration. It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

(5)        Disclosure Documents.

    (a)        The Sub-Adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund or Adviser has informed it is to be used in a particular Disclosure Document will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the 1933 Act, the 1934 Act, the 1940 Act, each as amended, and other applicable laws. The Sub-Adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-Adviser makes any statement made in any Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-Adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-Adviser which the Fund or the Adviser had informed the Sub-Adviser was to be used in the particular disclosure document.

    (b)        The Sub-Adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Fund for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents. Great-West Funds or the Adviser will provide the Sub-Adviser with copies of all Disclosure Documents at least ten days prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-Adviser or its affiliates, or relating to the description of the investment objectives and policies of the Fund.

B.        Representation and Warranties of Adviser. The Adviser represents and warrants to Sub-Adviser as follows:

    (1)        Organization and Authority. It is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Colorado and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

    (2)        Authorization. The execution, delivery and performance by Adviser of this Agreement are within Adviser’s corporate powers and have been duly authorized by all necessary corporate action on the part of Sub-Adviser.

    (3)        Non-Contravention. The execution, delivery and performance by Adviser of this Agreement does not and will not contravene or conflict with or constitute a violation of any provision of any applicable law, regulation, judgment, injunction, order or decree binding upon or applicable to Adviser.

    (4)        Registration. It is registered as an investment adviser under the Investment Advisers Act of 1940.

    (5)        Disclosure Documents. The Adviser represents and warrants to the Sub-Adviser that the Disclosure Documents will fully comply with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-Adviser which the Fund or Adviser had informed the Sub-Adviser was to be used in the particular Disclosure Document. Great-West Funds and the Adviser will notify the Sub-Adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-Adviser which the Fund had informed the Sub-Adviser was to be used in the particular Disclosure Document.

ARTICLE X

Miscellaneous

A.        Governing Law; Jurisdiction and Interpretation. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado and the applicable provisions of the 1940 Act and the rules and regulations of the SEC thereunder, including such exemptions therefrom as the SEC may grant. Words and phrases used herein shall be interpreted in accordance with the 1940 Act and rules and regulations thereunder. As used with respect to the Funds, the term “majority of the outstanding shares” shall have the meaning ascribed to it in the 1940 Act and rules and regulations thereunder. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the 1940 Act or rules and regulations thereunder, the 1940 Act and such rules and regulations shall control. Any dispute between the parties shall be heard by the state court nearest the Adviser’s main office.

B.        Severability. If any provision of this Agreement is held to be unenforceable, the unenforceable provision shall be construed as nearly as possible to reflect the original intent of the parties and the remaining provisions shall remain in full force and effect.

C.        Counterparts. This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

D.        Notices. Any notice under this Agreement shall be in writing and shall be deemed given (a) upon personal delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

If to the Adviser or Fund:

David McLeod, Senior Vice President & Managing Director

8515 East Orchard Road, 10T2

Greenwood Village, CO 80111

Attn: Beverly A. Byrne, Senior Vice President, Legal & Chief Compliance Officer

If to the Sub-Adviser:

Martina Walsh,

Irish Life Investment Managers Limited,

Beresford Court, Beresford Place

Dublin 1

Ireland

E.        No Third Party Beneficiaries. The terms, representations, warranties and agreements of the parties set forth in this Agreement are not intended for, nor shall they be for the benefit of or enforceable by, an person or entity that is not a party to this Agreement.

F.        Waiver. Failure of any party to insist on strict performance of any of the terms and conditions herein shall not be deemed a waiver of any rights or remedies that such party may have and shall not be deemed a waiver of any subsequent default of the terms and conditions hereof.

G.        Survival. Article VIII hereof shall survive the termination of this Agreement.

H.        Entire Agreement. This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof. All prior understandings and agreements between the parties relating to the subject matter hereof are merged in this Agreement, which alone and completely expresses their understanding.

I.        Independent Contractors; No Agency. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. This Agreement will not be construed to create or imply any partnership, agency, or joint venture.

J.        Captions. The captions of this Agreement are for convenience and ease of reference only and in no way define, describe, extend, or limit the scope of this Agreement or the intent of any of its provisions.

K.        Force Majeure. No party shall be liable for any delay or failure to perform its obligations hereunder if such delay or failure is caused by an unforeseeable event beyond the reasonable control of a party.

L.        Non-Compete. Sub-Adviser acknowledges that in the course of providing services hereunder, it may obtain information regarding shareholders of the Fund, including defined contribution plans (e.g. 401(a), 401(k), 457 and 403(b) plans) and participants of such plans. Sub-Adviser agrees that it will not use any such information for any purpose other than to perform its obligations specifically set forth hereunder.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

GREAT-WEST CAPITAL MANAGEMENT, LLC

By:

Witness:	Name:

Name:	Title:

GREAT-WEST FUNDS, INC.

By:

Witness:	Name:

Name:	Title:

SUB-ADVISER

By:

Witness:	Name:

Name:	Title:

Schedule A – Fund

Great-West International Index Fund

Great-West Real Estate Index Fund

Great-West S&P 500® Index Fund

Great-West S&P Mid Cap 400® Index Fund

Great-West S&P Small Cap 600® Index Fund

Great-West Stock Index Fund

Schedule B – Fees

Fund	Fee
Great-West International Index Fund	0.020% of the net assets
Great-West Real Estate Index Fund	0.020% of the net assets
Great-West S&P 500® Index Fund	0.0075% of the net assets
Great-West S&P Mid Cap 400® Index Fund	0.015% of the net assets
Great-West S&P Small Cap 600® Index Fund	0.013% of the net assets
Great-West Stock Index Fund	0.010% of the net assets

The Sub-Adviser agrees that during the term of this Agreement, the investment advisory fee payable by the Adviser under the terms of this Agreement shall be on no less favorable terms than the investment advisory fee payable by any other client of the Sub-Adviser for whom the Sub-Adviser is providing investment management services on an equivalent scale to those provided under this Sub-Advisory Agreement.

APPENDIX B

BENEFICIAL OWNERS

(HOLDING MORE THAN 5% OF THE OUTSTANDING SHARES OF A FUND AS OF

JANUARY 5, 2016)

Fund:	Entity or Individual:	Address:	Number of shares outstanding	Number of shares held by entity or individual	Percentage of total shares outstanding held by entity or individual:
Great-West International Index Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	15,326,259.65	8,444,741.82	55.10%
Great-West International Index Fund Institutional Class:	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	62,972,426.87	11,745,625.22	18.65%
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	62,972,426.87	9,222,267.88	14.64%
	Great-West Lifetime 2045 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	62,972,426.87	7,607,199.11	12.08%
	Great-West Lifetime 2015 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	62,972,426.87	3,347,505.62	5.32%
Great-West Real Estate Index Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	6,587,185.46	5,027,709.94	76.33%
Great-West Real Estate Index Fund Institutional Class:	Great-West Moderate Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	24,978,292.38	3,773,184.03	15.11%
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	24,978,292.38	2,865,685.43	11.47%
	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	24,978,292.38	2,280,899.48	9.13%
	Great-West Lifetime 2015 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	24,978,292.38	1,652,339.57	6.62%
	Great-West Aggressive Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	24,978,292.38	1,608,741.69	6.44%
	Great-West Conservative Profile II Fund Initial Class	8515 E. Orchard Road, Greenwood Village, CO 80111	24,978,292.38	1,286,656.13	5.15%
Great-West S&P 500® Index Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	74,707,672.52	30,480,135.94	40.80%
Great-West S&P 500® Index Fund Institutional Class:	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	93,474,274.30	16,614,141.01	17.77%

B-1

	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	93,474,274.30	14,516,998.35	15.53%
	Great-West Lifetime 2045 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	93,474,274.30	9,667,770.92	10.34%
	Great-West Lifetime 2015 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	93,474,274.30	5,899,146.89	6.31%
Great-West S&P 500® Index Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	6,605,445.71	6,281,016.79	95.09%
Great-West S&P Mid Cap 400® Index Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	18,062,897.45	7,958,480.19	44.06%
Great-West S&P Mid Cap 400® Index Fund Institutional Class:	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	43,725,140.48	7,773,589.58	17.78%
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	43,725,140.48	6,799,353.50	15.55%
	Great-West Lifetime 2045 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	43,725,140.48	4,536,929.45	10.38%
	Great-West Lifetime 2015 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	43,725,140.48	2,762,482.32	6.32%
Great-West S&P Small Cap 600® Index Fund Initial Class:	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	37,834,250.19	17,534,895.68	46.35%
Great-West S&P Small Cap 600® Index Fund Institutional Class:	Great-West Lifetime 2035 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	30,482,013.84	5,503,362.77	18.05%
	Great-West Lifetime 2025 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	30,482,013.84	4,099,211.64	13.45%
	Great-West Lifetime 2045 Fund II Class T1	8515 E. Orchard Road, Greenwood Village, CO 80111	30,482,013.84	3,716,172.86	12.19%
Great-West S&P Small Cap 600® Index Fund Class L:	Great-West Lifetime Advantage IRA	8515 E. Orchard Road, Greenwood Village, CO 80111	1,310,300.51	1,185,962.93	90.51%
Great-West Stock Index Fund Initial Class:	Future Funds Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	12,110,224.79	7,689,915.60	63.50%
	Future Funds II Series Account	8515 E. Orchard Road, Greenwood Village, CO 80111	12,110,224.79	3,338,075.97	27.56%

B-2

PROXY TABULATOR	To vote by Internet
P.O. BOX 9112	1)	Read the Proxy Statement and have the proxy card below at hand.
FARMINGDALE, NY 11735	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.
To vote by Telephone
	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.
To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M99644-S40931                                          KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following Proposal:				For	Against	Abstain

1. To approve a new investment sub-advisory agreement among Great-West Capital Management, LLC, Irish Life Investment Managers Limited, and Great-West Funds, Inc. with respect to the Funds.				☐	☐	☐

2. To transact such other business as may properly come before the special meeting of shareholders.

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

PLEASE DATE AND SIGN NAME(S) TO AUTHORIZE THE VOTING OF THE SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders:

The Notice of Special Meeting and Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — —

M99645-S40931

GREAT-WEST FUNDS, INC.

Great-West International Index Fund	Great-West S&P Mid Cap 400® Index Fund
Great-West Real Estate Index Fund	Great-West S&P Small Cap 600® Index Fund
Great-West S&P 500® Index Fund	Great-West Stock Index Fund

(the “Fund(s)”)

Proxy Ballot for Special Meeting of Shareholders - April 4, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

The undersigned hereby appoints Ryan L. Logsdon and Cara B. Owen, or any of them, to be the attorneys and proxies of the undersigned at the Special Meeting of Shareholders of the Funds to be held at 8515 East Orchard Road, Greenwood Village, Colorado 80111, at 10 a.m., Mountain Time, on April 4, 2016, and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on January 5, 2016, upon the proposal on the reverse side and as set forth in the Notice of Special Meeting and Proxy Statement for such meeting.

This Proxy will be voted as specified. FOR SEPARATE ACCOUNT CONTRACT OWNERS, IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH SPECIFICATIONS ARE MADE. The Board of Directors recommends a vote FOR the proposal.

This Proxy may be revoked by the shareholder at any time prior to the Special Meeting of Shareholders.

{THIS IS YOUR BALLOT FORM - PLEASE COMPLETE, SIGN AND RETURN}